UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02631

                             Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                               Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

January 20, 2017

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2016.

Our Fund earned $10.94 per share of net investment income for a share outstanding throughout 2016, compared to $10.52 per share earned in 2015. Dividend income in 2016 was increased by $3,331 from 2015. Expenses were increased in 2016.

In 2016, the Fund realized long-term capital gains (federal income tax basis) in the amount of $62.38 per share and paid the capital gains tax on your behalf. It is our policy, effective when the Fund adopted regulated investment company status for federal income tax purposes as of January 1, 1998, not to make cash distributions of capital gains. Instead, the gains have been allocated to partners of record at year-end, together with a tax credit representing the federal tax on the gains paid by the Fund. The tax basis of a partner’s interest in the Fund is increased by the retained capital gain and reduced by the tax credit. Although capital gains must still be reported as income in a partner’s federal income tax return, the federal tax credit will reduce any income tax due.

Form 2439 providing information on the amount of the gain and the amount of the tax paid by the Fund for income tax purposes will be mailed to you by March 31, 2017. Form 2439 will report net realized capital gains, and the tax paid by the Fund which can be used as a credit against your own income tax.

After providing for the December 2016 distribution, the net asset value per partnership share at December 31, 2016 was $580.36. The net asset value at September 30, 2016, the date of our last report, was $557.22.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

We can be proud of the investment performance of the Chestnut Street Exchange Fund over the past forty years, since its inception in December, 1976. Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Portfolio Review

Summary

Despite one of the worst-ever starts to a year, U.S. stocks registered solid gains in 2016, with most indices near all-time highs. The broad-market S&P 500® Index added 3.82% in the fourth quarter, leaving it up 11.96% for the full year. The double-digit gain obscures the high degree of macroeconomic and political uncertainty during the period, from a fear-induced selloff in the opening weeks amid plummeting oil prices and recession fears, to the U.K.’s surprise vote to leave the European Union (“Brexit”) in June, to the U.S. presidential election result in November. Yet, stocks proved resilient throughout 2016. Most of 2016’s gains came in the second half of the year. Ongoing U.S. economic improvement, a rebound in corporate earnings and stabilizing oil prices all helped boost bullish sentiment. The rally gathered pace after the November election as investors were hopeful that the Trump administration’s policy agenda, comprising fiscal stimulus, tax reform and reduced regulations, would generate stronger economic growth. For its part, the Federal Reserve (Fed) was on hold for most of the year before raising its benchmark interest rate by a quarter point in December, a move that was widely expected. The tone was more hawkish than anticipated, however, with the U.S. central bank lifting its forecast for rate increases in 2017 to three from two.

From a sector perspective, 2016 saw a marked shift in leadership. Defensive sectors, namely telecommunication services and utilities, led the market in the first half of the year amid a broad flight to safety and investors’ ongoing search for yield in the lower for longer interest rate environment. This reversed in the second half, especially following the election, when more cyclical areas like financials, energy and industrials, were the top gainers. The lone sector in negative territory for the year was health care.

Performance Attribution

The portfolio slightly underperformed its benchmark index, the S&P 500®, during the 12-month period, net of fees. In sector terms, health care was the largest contributor to performance, with positioning in pharmaceuticals and biotechnology having the most positive impact. Consumer discretionary and materials also added value. An underweight to textiles and apparel and hotels, restaurants and leisure drove gains in consumer discretionary, while chemical holdings were a source of strength in materials. Elsewhere, consumer staples (especially an underweight in food and staples retailing) and industrials (notably a road and rail holding) aided results. The largest individual contributor was Union Pacific Corp., followed by JPMorgan Chase & Co. and Air Products and Chemicals Inc.

Conversely, financials was the largest detractor from performance, with capital market and bank holdings having the most negative impact. Information technology (IT) was a second source of weakness, where positioning in semiconductor and semiconductor equipment weighed. Positioning in oil, gas and consumable fuels within the energy sector also hindered results. Further detracting from performance was the portfolio’s underweight in traditional defensive sectors, namely utilities and telecommunication services. The largest individual detractors were Moody’s Corp., Walt Disney Co. and Abbott Laboratories.

Outlook

Looking forward, we maintain our favorable outlook on U.S. equities given the potential for stronger domestic growth, an improved regulatory environment and lower taxes. At the same time, U.S. companies

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

saw earnings re-enter positive territory in the third quarter (after five consecutive quarterly declines), and the rebound looks set to continue in 2017. Volatility will likely remain a constant feature as investors contend with uncertainty around the incoming administration’s ability to deliver on its promises, Fed policy and elections in the European Union, among other factors.

As a result of market movement during the 12-month period, the Fund’s overall weightings changed. The Fund saw increases in industrials, IT and financials, and reductions in consumer staples and health care. The Fund remains well diversified, with the largest overweights relative to the S&P 500® Index in financials, industrials and materials, and the largest underweight relative to the benchmark in IT, followed by utilities and real estate.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial AverageTM Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2016

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Chestnut Street Exchange Fund	11.72%	13.07%	6.58%	10.95	%(3)(4)
S&P 500® Index	11.96%	14.66%	6.95%	10.16	%(5)(6)
Dow Jones Industrial AverageTM Index	16.50%	12.92%	7.52%	10.93	%(5)(6)

(1)

The chart assumes hypothetical $10,000 initial investment in the Fund made on January 1, 2006 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2016 was 0.60%.

(2)	Results of index performance are presented for general comparative purposes.
(3)	Inception December 29, 1976.
(4)	Cumulative since inception total return was 6,295.63% for the Chestnut Street Exchange Fund for the period December 29, 1976 to December 31, 2016.
(5)	Inception December 31, 1986.
(6)	Cumulative index inception total returns were 1,722.79% and 2147.33% for the S&P 500® Index and Dow Jones Industrial Average™ Index, respectively for the period December 31, 1986 to December 31, 2016.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2016 through December 31, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ending December 31, 2016*
Actual	$1,000.00	$1,073.70	$3.13
Hypothetical † (5% return before expenses)	$1,000.00	$1,022.12	$3.05

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 7.37% for the six-month period ending December 31, 2016.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2016

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCK:
Financial	22.4%	$45,060,057
Consumer Cyclicals	15.8	31,854,932
Health Care	13.7	27,453,870
Technology	11.7	23,577,708
Capital Equipment	7.9	15,807,733
Energy	7.6	15,273,228
Basics	6.7	13,537,283
Transportation	5.2	10,409,679
Staples	3.6	7,161,771
Retail	2.3	4,607,332
Utilities	2.0	4,133,427
Other Assets in Excess of Liabilities	1.1	2,126,362

Net Assets	100%	$201,003,382

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
COMMON STOCKS—98.9%
BASICS—6.7%
Air Products & Chemicals, Inc.	62,114	$8,933,235
Cabot Corp.	73,848	3,732,278
Versum Materials, Inc.*	31,057	871,770

		13,537,283

CAPITAL EQUIPMENT—7.9%
Emerson Electric Co.	106,453	5,934,755
General Electric Co.	312,436	9,872,978

		15,807,733

CONSUMER CYCLICALS—15.8%
3M Co.	23,636	4,220,681
CBS Corp.,—Class B	51,548	3,279,484
Comcast Corp.,—Class A	128,494	8,872,511
Procter & Gamble Co.	72,480	6,094,118
Walt Disney Co. (The)	90,080	9,388,138

		31,854,932

ENERGY—7.6%
Exxon Mobil Corp.	100,626	9,082,503
Schlumberger, Ltd.	73,743	6,190,725

		15,273,228

FINANCIAL—22.4%
American Express Co.	84,503	6,259,982
Ameriprise Financial, Inc.	19,150	2,124,501
Bank of America Corp.	48,170	1,064,557
Blackhawk Network Holdings, Inc.—Class B*	—	1
JPMorgan Chase & Co.	120,418	10,390,869
Moody’s Corp.	70,949	6,688,362
Wells Fargo & Co.	336,269	18,531,785

		45,060,057

HEALTH CARE—13.7%
Abbott Laboratories	112,356	4,315,594
AbbVie, Inc.	79,123	4,954,682
Alexion Pharmaceuticals, Inc.*	15,446	1,889,818
Johnson & Johnson	86,533	9,969,467
Merck & Co., Inc.	83,518	4,916,705
Shire PLC ADR	8,262	1,407,604

		27,453,870

	Shares	Value
RETAIL—2.3%
Home Depot, Inc.	20,117	$2,697,287
Kohl’s Corp.	13,002	642,039
Safeway Casa Ley CVR*†	38,225	—
Safeway PDC CVR*†	38,225	—
Wal-Mart Stores, Inc.	18,345	1,268,006

		4,607,332

STAPLES—3.6%
Altria Group, Inc.	15,436	1,043,782
Kraft Heinz Co. (The)	3,607	314,963
Mondelez International, Inc.,—Class A	10,720	475,218
PepsiCo, Inc.	37,423	3,915,568
Philip Morris International, Inc.	15,436	1,412,240

		7,161,771

TECHNOLOGY—11.7%
Alphabet Inc.,—Class A*	2,601	2,061,163
Apple, Inc.	16,404	1,899,911
Check Point Software Technologies Ltd.*	38,990	3,293,095
Cisco Systems, Inc.	24,194	731,143
Intel Corp.	287,570	10,430,164
Microsoft Corp.	43,766	2,719,619
Oracle Corp.	63,527	2,442,613

		23,577,708

TRANSPORTATION—5.2%
Union Pacific Corp.	100,402	10,409,679

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

	Shares	Value
UTILITIES—2.0%
Verizon Communications, Inc.	77,434	$4,133,427

Total Common Stocks (Cost: $32,131,841)		198,877,020

TOTAL INVESTMENTS IN SECURITIES
(Cost: $32,131,841)	98.9%	$198,877,020
Other assets in excess of liabilities	1.1%	2,126,362

NET ASSETS	100.0%	$201,003,382

*	Non-Income Producing

†	Security has been valued at fair market value. These securities have been deemed illiquid.

Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
PDC	Property Development Center
PLC	Public Limited Company

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2016

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/16	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$198,877,020	$198,877,020	$—	$0

*	See details of industry breakout in the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statements of Assets And Liabilities

December 31, 2016

Assets
Investments in securities, at value (cost $32,131,841)	$198,877,020
Cash	4,042,254
Dividends receivable	384,244
Interest receivable	62
Prepaid expenses	11,347

Total assets	203,314,927

Liabilities
Payables for:
Accrued tax expense	1,183,608
Distributions	1,025,144
Advisory fees	45,236
Administration and accounting fees	15,086
Custodian fees	5,548
Transfer agent fees	917
Accrued expenses and other liabilities	36,006

Total liabilities	2,311,545

Net Assets	$201,003,382

Net Assets consisted of:
Other capital — paid-in or reinvested	$34,274,094
Distributions in excess of net investment income	(15,891)
Net unrealized appreciation on investments	166,745,179

Net Assets (Applicable to 346,341 partnership shares outstanding)	$201,003,382

Net Asset Value offering, and redemption price per share ($201,003,382 / 346,341 shares)	$580.36

Net assets applicable to shares owned by:
Limited partners (346,248 shares)	$200,949,589
Managing general partners (93 shares)*	53,793

Total net assets (346,341 shares)	$201,003,382

*	Net asset value per share does not recompute due to rounding.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations December 31, 2016

Investment income
Dividends		$5,174,802

Expenses
Investment advisory services (Note C)		566,215
Legal fees (Note C)		216,546
Administration and accounting fees (Note C)		176,553
Managing general partners’ compensation, officer’s salary and expenses (Note C)		88,350
Transfer agent fees		38,640
Printing		35,401
Custodian fees		32,573
Audit fees		20,500
Insurance		19,680
Miscellaneous		11,464

Total expenses		1,205,922

Advisory fees waived		(36,002)

Total expense, net		1,169,920

Net investment income		4,004,882

Net realized and unrealized gain/(loss) on investments
Realized gain on sale of investment securities		4,826,242
Tax expenses from realized capital gains		(1,183,608)
Realized gain from securities transactions: Distributed on redemption of partnership shares		19,009,058
Unrealized appreciation on investments
Beginning of year	$171,194,357
End of year	166,745,179

Net change in unrealized appreciation		(4,449,178)

Net realized and unrealized gain on investments		18,202,514

Net increase in net assets resulting from operations		$22,207,396

Statements of Changes in Net Assets Year Ended December 31,

	2016	2015
Increase /(decrease) in net assets Operations:
Net investment income	$4,004,882	$4,030,862
Net realized gain from securities transactions, for federal income tax purposes net gain/(loss) is $4,965,102 and $779,478	4,826,242	779,478
Tax expense from realized capital gains	(1,183,608)	—
Excess of market value over book value of securities distributed upon redemption of partnership shares	19,009,058	1,957,525
Net change in unrealized appreciation on investments	(4,449,178)	(14,006,262)

Increase/(Decrease) in net assets resulting from operations	22,207,396	(7,238,397)

Distributions to partners from:
Net investment income	(4,020,239)	(4,032,073)

Capital share transactions:
Net asset value of 688* and 633 shares issued in lieu of cash distributions	381,762	335,603
Cost of 36,236 and 3,658 shares repurchased	(20,067,099)	(1,996,593)
Capital Contribution from Investment Advisor (See Note C)	172,892	—

Decrease in net assets from capital share transactions	(19,512,445)	(1,660,990)

Total decrease in net assets	(1,325,288)	(12,931,460)

Net assets:
Beginning of year	202,328,670	215,260,130

End of year**	$201,003,382	$202,328,670

*	Included 688 Limited partners shares and 0 Managing general partners shares.

**	Includes distributions in excess of net investment income of $(15,891) and $(534), respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$529.81	$559.24	$503.19	$389.89	$348.17

Income From Investment Operations:
Net investment income	10.94	10.52	10.05	9.22	9.42
Net gain (loss) on securities (both realized and unrealized)	50.12	(29.43)	56.04	113.31	41.72

Total from investment operations	61.06	(18.91)	66.09	122.53	51.14

Less Distributions:
From net investment income	(10.98)	(10.52)	(10.04)	(9.23)	(9.42)

Capital Contribution from Investment Advisor	0.47 *	—	—	—	—

Net Asset Value, End of Year	$580.36	$529.81	$559.24	$503.19	$389.89

Total Return	11.72%*	(3.42)%	13.19%	31.59%	14.75%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$201,003	$202,329	$215,260	$197,924	$182,628
Ratios to average net assets:
Expenses
Including waivers, if any	0.58%	0.54%	0.52%	0.52%	0.53%
Excluding waivers, if any	0.60%	0.56%	0.53%	0.52%	0.53%
Net investment income	1.98%	1.93%	1.89%	1.95%	2.44%
Portfolio Turnover Rate	2.60%	0.02%	—%	—%	—%

*	During the year ended December 31, 2016, the Advisor reimbursed the Fund $172,892 as a result of a trading error, which otherwise would have reduced Total Return by 0.09%.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund currently intends to retain all of its net long-term capital gains and pay the income tax at the applicable corporate income tax rate. The Fund may change this policy at any time and distribute up to all of its net long-term gains to shareholders.

For the year 2016, the Fund did not distribute net long-term capital gains, but has retained gains of $3,381,737 and has paid the tax at the corporate income tax at the rate of 35% (in the amount of $1,183,608). The partners of record as of December 31, 2016 are entitled to a proportionate credit of the tax payment and the tax basis of their shares has been increased by the amount of undistributed gains less the tax paid by the Fund.

During the year ended December 31, 2016, the Fund utilized $1,583,365 of its capital loss carryover from the prior year and has no capital loss carryover as of December 31, 2016.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2013—2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements, except as noted above. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$30,769,923

Gross unrealized appreciation	168,571,325
Gross unrealized depreciation	(464,228)

Net unrealized appreciation	$168,107,097

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 as amended November 1, 2014 (“Advisory Agreement”). All BlackRock entities named are subsidiaries of BlackRock, Inc.

The Advisory Agreement provides for a fee, computed daily and paid monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. For the year ended December 31, 2016, this fee reduction equaled $36,002.

During the year ended December 31, 2016, the Advisor reimbursed the Fund $172,892 as a result of a trading error.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s administrator and accounting agent and transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services, fees for attending Board meetings and reimbursement of expenses incurred attending Board meetings. In addition, the Chairman, President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2016, payments to or for the Managing General Partners amounted to $88,350.

Legal fees amounting to $216,546 for the year ended December 31, 2016 were paid to Drinker Biddle & Reath LLP.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $5,782,154 and $5,135,385, respectively, for the year ended December 31, 2016.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2016 and 2015 were as follows:

	2016	2015
Ordinary income	$4,488,207	$4,488,317
Investment expense	(467,968)	(456,244)

Distributed to partners	$4,020,239	$4,032,073

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2016, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions		Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities	$20,067,099	*	$19,009,058	36,236
Cash	—		—	—

	$20,067,099		$19,009,058	36,236

*	Includes $447 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$(15,891)
Other timing differences	(1,361,918)
Net unrealized appreciation of investments	168,107,097

$166,729,288

On December 31, 2016, undistributed realized gain/accumulated realized loss on securities was decreased by $21,068,327 and additional paid-in capital was increased by $21,068,327 due to permanent differing book and tax treatment of realized gains and losses attributable to redemptions in kind, the long term capital gains that were retained by the Fund (and the corresponding income tax paid on such gains) and the differences in book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

We have audited the accompanying statement of assets and liabilities of the Chestnut Street Exchange Fund (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 24, 2017

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on August 4, 2016, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund. To implement the Managing General Partner’s decision to change the contract renewal meeting date to the fourth quarter of each year, the investment advisory agreement was extended to December 31, 2016 and then, at a meeting held on October 26, 2016, the Managing General Partners of the Fund, including the Independent Managing General Partners, approved the continuation of the investment advisory agreement effective December 31, 2016 for an additional one-year period ending December 31, 2017. The following memorializes the Managing General Partners’ considerations in approving the investment advisory agreement at both the August 4, 2016 meeting and the October 26, 2016 meeting.

In connection with their approvals, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered BCM’s reports and presentations that included among other things: (1) a comparison of the advisory fee and expenses of the Fund to that of the BlackRock Funds Exchange Portfolio (the “BlackRock Portfolio”), the other exchange portfolio managed by BCM; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500® Index) as well as the Dow Jones Industrial Average™; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the experience and qualifications of the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM’s internal controls to monitor portfolio compliance and, at the October meeting, an independent auditor’s report on its examination of BlackRock’s description of its systems related to asset management, recordkeeping and reporting services; (8) the costs of the services provided and BCM’s profits with respect to the Fund; and (9) BlackRock’s financial information. Since the Fund is closed to new investors, economies of scale were not considered relevant.

The Managing General Partners considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. On the basis of this evaluation, the Managing General Partners concluded that the nature, quality and extent of services provided by BCM was satisfactory. The Managing General Partners then noted the Fund’s performance was mixed as compared to its benchmark, the S&P 500® Index, the BlackRock Portfolio and the Dow Jones Industrial Average™ for the year-to-date, 1-, 3-, 5- and 10-year periods ended June 30, 2016. The Managing General Partners also considered the advisory fee and expenses of the Fund as compared to the BlackRock Portfolio and the Adviser’s profitability information. The Managing General Partners noted that the Fund’s advisory fees and expenses were lower than the BlackRock Portfolio and that its expense ratio for the current year has not changed significantly as compared to the same period last year.

After discussions at both meetings, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to the BlackRock Portfolio’s fees, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are reasonable and fair.

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2016 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

For the year ended December 31, 2016, the Fund elected to retain long-term capital gains of $3,381,737 and has accrued federal taxes of $1,183,608 on these retained gains. The partners are entitled to a proportionate credit for the taxes paid on their behalf.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners
Gordon L. Keen, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 72	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Langhorne B. Smith c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 80	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company).	1	None

David R. Wilmerding, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 81	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Officers
Robert F. Amweg, CMA, MBA Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 63	President and Chief Compliance Officer since 2014	Compliance Director, Vigilant Compliance LLC since 2013; Consultant to the financial services industry since 2012; Chief Financial Officer, Turner Investments, LP 2007-2012.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 63	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 57	Secretary since 2001	Secretary of Chestnut Street Exchange Fund; Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Annual Report

December 31, 2016

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,500 for 2015 and $20,500 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,000 for 2015 and $0 for 2016.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	2/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	2/28/2017

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	2/28/2017

* Print the name and title of each signing officer under his or her signature.